AEGION®

Stronger. Safer. Infrastructure.®

Exhibit 99.1

October 31, 2016
St. Louis, Missouri

AEGION CORPORATION REPORTS 2016 THIRD QUARTER FINANCIAL RESULTS

The Company expects strong Q4'16 performance and significant earnings growth in 2017.

- Q3'16 earnings per diluted share were $0.34 compared to $0.40 in Q3'15. Adjusted (non-GAAP)[1] Q3'16 earnings per diluted share were $0.32 compared to $0.44 in Q3'15.
- Year-to-date operating cash flow was 333 percent of net income reflecting strong cash generation consistent with the Company's long-term objective.
- Contract backlog was $743.9 million at September 30, 2016, which was in line with the prior year period.

[1] ***Adjusted (non-GAAP) results exclude certain charges related to the Company's restructuring efforts, reversal of a contingency reserve and acquisition-related expenses. The reconciliation of adjusted results begins on page 7.***

Q3 2016 HIGHLIGHTS

- Infrastructure Solutions delivered record revenue and operating income due to record results in the North American CIPP market and strong performance in the Asia-Pacific region.
- Corrosion Protection's results for cathodic protection services improved year-over-year, but not enough to offset an approximate $7 million decline in operating income in other portions of the platform, primarily from weakness in the upstream markets.
- Energy Services returned to profitability after completing the downsizing of its upstream operation in 1H'16.
- Construction of the insulation coating facility was completed and pipe insulation commenced for the large deepwater pipe coating and insulation project.

"We continue to expect strong performance in the fourth quarter of 2016, resulting in expected second half adjusted earnings per share largely in line with our results from the same period in 2015.

"The initial outlook for 2017 indicates favorable conditions in our core markets for North American municipal pipe rehabilitation, midstream pipeline cathodic protection services and U.S. West Coast refinery maintenance, as well as our expectation to successfully complete the large deepwater pipe coating and insulation project. The projected strength of these markets combined with expected increased stability in the upstream oil and gas market provide a solid foundation for achieving progress towards the financial targets we outlined in our long term strategy."

Charles R. Gordon, President and CEO


Revenues
$356.6
$308.5
(13.5)%
Q3'15
Q3'16


Gross Profit
$77.1
$66.3
(14.0)%
$78.8
$66.4
(15.7)%
Q3'15
Q3'16
Q3'15
Q3'16


Operating Income
$24.9
$20.5
(17.8)%
$26.8
$19.4
(27.5)%
Q3'15
Q3'16
Q3'15
Q3'16

In USD millions, except percentages.

– GAAP results.

– Adjusted (non-GAAP) results.


Gross Margin
21.6%
21.5%
22.1%
21.5%
Q3'15
Q3'16
Q3'15
Q3'16


Operating Margin
7.0%
6.6%
7.5%
6.3%
Q3'15
Q3'16
Q3'15
Q3'16

INFRASTRUCTURE SOLUTIONS ACHIEVED RECORD RESULTS IN Q3'16


Revenues
$149.6
$158.6
6.0%
Q3'15
Q3'16
Gross Profit
$38.4
$40.6
5.6%
$40.1
$40.6
1.2%
Q3'15
Q3'16
Q3'15
Q3'16
Operating Income
$16.3
$18.6
14.3%
$17.6
$18.5
4.9%
Q3'15
Q3'16
Q3'15
Q3'16
In USD millions, except percentages.
– GAAP results.
– Adjusted (non-GAAP) results.
Gross Margin
25.7%
25.6%
26.8%
25.6%
Q3'15
Q3'16
Q3'15
Q3'16
Operating Margin
10.9%
11.7%
11.8%
11.7%
Q3'15
Q3'16
Q3'15
Q3'16

Q3 2016 Highlights

- Record platform revenues and operating income were the result of record performance in the North American wastewater CIPP market.
- Strong results in the Asia-Pacific region because of performance in the pressure pipe and structural strengthening markets for the Tyfo® Fibrwrap® technology.
- Record performance was achieved despite the absence of a $13 million, high-margin industrial pipe project largely completed in Q3'15 and continuing challenges in certain European CIPP markets.

Favorable market conditions in the North American water and wastewater pipeline rehabilitation market are expected to continue in 2017.

Internal product development and acquisitions in 2016 enhanced the portfolio and position Infrastructure Solutions to accelerate growth in the pressure pipe rehabilitation market.

2016 Outlook

2016 full year revenues and operating income for Infrastructure Solutions are expected to increase modestly from 2015, including the anticipated contribution from Underground Solutions.

- Reported backlog declined 10 percent because of unusually strong orders during 1H'15. However, backlog remained at a high level consistent with reported backlog as of June 30, 2016.
- Expect strong performance in Q4'16 driven by a favorable outlook in the North American wastewater CIPP and certain international markets.
- Annual cost reductions from the 2016 Restructuring are expected to reach approximately $3 million, most of which is to be realized in 2016.


Infrastructure Solutions
Contract Backlog
$348.0
$312.2
(10.3)%
9/30/15
9/30/16

In USD millions, except percentage.

CORROSION PROTECTION ACHIEVED A MODEST 3Q'16 PROFIT DESPITE HEADWINDS IN THE UPSTREAM MARKET

Revenues



$121.4
$95.1
(21.7)%
Q3'15
Q3'16

Gross Profit



$27.6
$18.4
(33.4)%
$27.6
$18.5
(32.9)%
Q3'15
Q3'16
Q3'15
Q3'16

Operating Income



$6.9
$(6.4)
$0.5
$7.3
$(6.7)
$0.7
Q3'15
Q3'16
Q3'15
Q3'16

In USD millions, except percentages.

– GAAP results.

– Adjusted (non-GAAP) results.

Gross Margin



22.7%
19.3%
22.7%
19.5%
Q3'15
Q3'16
Q3'15
Q3'16

Operating Margin



5.7%
0.5%
6.0%
0.7%
Q3'15
Q3'16
Q3'15
Q3'16

Q3 2016 Highlights

- Increased activity for cathodic protection services in North America, representing a significant portion of platform revenues and profits, partially offset by a more challenging upstream market.
- Limited upstream pipe coating and lining activity in North America as well as unanticipated costs on certain international field coating projects negatively impacted operating income by approximately $7 million.
- Recorded a modest revenue and operating income contribution from pipe coating activities for the large deepwater pipe coating and insulation project.

Much improved performance expected in 2017 due to improving conditions for cathodic protection services in the midstream pipeline market, the execution of the large deepwater pipe coating and insulation project and expectations for a more stable upstream energy market.

2016 OUTLOOK

Expect a small decline in operating income, as a result of challenges in the upstream market and the absence of revenues and profit contributions in 2016 from the Canadian pipe coating JV, which was sold in February 2016.

- Backlog for cathodic protection services at September 30, 2016, primarily in North America, remained at a high level, which supports the outlook for improved Q4'16 performance.
- Startup of pipe insulation for the large deepwater insulation project was completed in early Q4'16. Ramp up to the targeted production rate is underway with the expectations for strong revenue and profit contributions beginning in Q4'16 and continuing over the next three to four quarters.
- Annual cost reductions from the 2016 Restructuring are expected to reach approximately $8 million, most of which is to be realized in 2016.

Corrosion Protection Contract Backlog



$185.0
$254.5
37.6%
9/30/2015
9/30/2016

In USD millions, except percentage.
Note: Backlog at September 30, 2015 included $7.9 million for the Canadian JV sold on February 4, 2016.

ENERGY SERVICES RETURNED TO PROFITABILITY AFTER COMPLETION OF THE UPSTREAM DOWNSIZING



Revenues
$85.6
$54.9
(35.9)%
Q3'15
Q3'16



Gross Profit
$11.1
$7.4
(33.5)%
$11.1
$7.4
(33.5)%
Q3'15
Q3'16
Q3'15
Q3'16



Operating Income
$1.8
$1.4
$(0.4)
$1.8
$(1.6)
$0.2
Q3'15
Q3'16
Q3'15
Q3'16

In USD millions, except percentages.

- GAAP results.
- Adjusted (non-GAAP) results.



Gross Margin
13.0%
13.4%
13.0%
13.4%
Q3'15
Q3'16
Q3'15
Q3'16



Operating Margin
2.1%
2.6%
2.1%
0.4%
Q3'15
Q3'16
Q3'15
Q3'16

Q3 2016 Highlights

- Energy Services achieved modest profitability despite lower quarterly revenues.
- Year-over-year revenues were negatively impacted by a significantly reduced upstream operation and limited turnaround activity.
- Gross margins increased 40 basis points compared to the prior year quarter, which demonstrated progress towards targeted levels.
- Adjusted operating expenses declined $2.1 million, or 23 percent, compared to Q3'15.

The 2017 outlook for Energy Services calls for significantly improved performance due to completion of the upstream downsizing, a stable downstream maintenance market and expectations for a more robust year for turnaround activities.

2016 Outlook

Full year 2016 revenues are expected to be near $250 million with improved operating margins in Q4'16.

- Current U.S. West Coast downstream maintenance contracts and several small turnaround projects underway support expectations for profitability and operating margin improvements in Q4'16.
- Annual cost reductions from the 2016 Restructuring are expected to reach approximately $6 million, most of which is to be realized in 2016.



Energy Services
Contract Backlog
$213.1
$177.2
$26.0
$187.1
(16.8)%
09/30/15
09/30/16
– Downsized Upstream
– Remaining

In USD millions, except percentage.

Represents expected unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts, limited to the next 12 months of expected revenues.

About Aegion Corporation (NASDAQ: AEGN)
Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen infrastructure around the world. Since 1971, the Company has played a pioneering role in finding transformational solutions to rehabilitate aging infrastructure, primarily pipelines in the wastewater, water, energy, mining and refining industries. Aegion also maintains the efficient operation of refineries and other industrial facilities and provides innovative solutions for the strengthening of buildings, bridges and other structures. Aegion is committed to Stronger. Safer. Infrastructure.® More information about Aegion can be found at www.aegion.com.

Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Aegion's forward-looking statements in this news release represent its beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to Aegion and on management's beliefs, assumptions, estimates or projections and are not guarantees of future events or results. When used in this document, the words "anticipate," "estimate," "believe," "plan," "intend, "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of Aegion's Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 29, 2016, and in subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events may not occur. In addition, Aegion's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, Aegion does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by Aegion from time to time in Aegion's filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by Aegion in this news release are qualified by these cautionary statements.

About Non-GAAP Financial Measures
Aegion has presented certain information in this release excluding certain items that impacted income, expense and earnings per share from continuing operations. The adjusted earnings per share in the quarters and nine-month periods ended September 30, 2016 and 2015 exclude certain charges and benefits related to the Company's restructuring efforts, acquisition-related expenses and the release of reserves related to pre-acquisition matters related to Brinderson L.P.

Aegion management uses such non-GAAP information internally to evaluate financial performance for Aegion's operations because Aegion's management believes such non-GAAP information allows management to more accurately compare Aegion's ongoing performance across periods. As such, Aegion's management believes that providing non-GAAP financial information to Aegion's investors is useful because it allows investors to evaluate Aegion's performance using the same methodology and information used by Aegion management.

Aegion®, Tyfo®, Fibrwrap®, Underground Solutions® and the associated logos are the registered trademarks of Aegion Corporation and its affiliates. (AEGN-ER)

CONTACT: Aegion Corporation
David A. Martin, Executive Vice President and Chief Financial Officer
(636) 530-8000

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except share and per share information)

	For the Quarters Ended September 30,		For the Nine Months Ended September 30,	
	2016	2015	2016	2015
Revenues	$ 308,524	$ 356,595	$ 900,118	$ 1,002,857
Cost of revenues	242,206	279,474	718,196	794,493
Gross profit	66,318	77,121	181,922	208,364
Operating expenses	45,277	51,554	146,808	157,964
Acquisition-related expenses	324	457	2,059	780
Restructuring charges	212	172	8,544	1,034
Operating income	20,505	24,938	24,511	48,586
Other income (expense):				
Interest expense	(3,825)	(3,144)	(11,081)	(9,365)
Interest income	37	25	197	229
Other	288	(359)	(1,183)	(2,360)
Total other expense	(3,500)	(3,478)	(12,067)	(11,496)
Income before taxes on income	17,005	21,460	12,444	37,090
Taxes on income	5,218	6,237	1,413	11,647
Net income	11,787	15,223	11,031	25,443
Non-controlling interests	280	(473)	666	(650)
Net income attributable to Aegion Corporation	$ 12,067	$ 14,750	$ 11,697	$ 24,793
Earnings per share attributable to Aegion Corporation:				
Basic	$ 0.35	$ 0.41	$ 0.33	$ 0.68
Diluted	$ 0.34	$ 0.40	$ 0.33	$ 0.67
Weighted average shares outstanding - Basic	34,462,579	36,245,193	34,977,469	36,670,565
Weighted average shares outstanding - Diluted	34,980,990	36,581,829	35,440,031	36,960,586

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended September 30, 2016

	As Reported (GAAP)	Restructuring Charges [(1)]	Acquisition-Related Expenses [(2)]	Reversal of Contingency Reserve [(3)]	As Adjusted (Non-GAAP)
Affected Line Items:					
Cost of revenues	$ 242,206	$ (130)	$ —	$ —	$ 242,076
Gross profit	66,318	130	—	—	66,448
Operating expenses	45,277	(584)	—	2,336	47,029
Acquisition-related expenses	324	—	(324)	—	—
Restructuring charges	212	(212)	—	—	—
Operating income	20,505	926	324	(2,336)	19,419
Other income (expense):					
Other	288	(1)	—	—	287
Income before taxes on income	17,005	925	324	(2,336)	15,918
Taxes on income	5,218	499	79	(878)	4,918
Net income	11,787	426	245	(1,458)	11,000
Net income attributable to Aegion Corporation [(4)]	12,067	426	245	(1,458)	11,280
Diluted earnings per share:					
Net income attributable to Aegion Corporation [(4)]	$ 0.34	$ 0.01	$ 0.01	$ (0.04)	$ 0.32

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $130 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $584 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $212 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $1 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the quarter.

(3) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

(4) Includes non-controlling interests.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Quarter Ended September 30, 2015

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	As Adjusted (Non-GAAP)
Affected Line Items:				
Cost of revenues	$ 279,474	$ (1,661)	$ —	$ 277,813
Gross profit	77,121	1,661	—	78,782
Operating expenses	51,554	443	—	51,997
Acquisition-related expenses	457	—	(457)	—
Restructuring charges	172	(172)	—	—
Operating income	24,938	1,390	457	26,785
Other income (expense):				
Interest expense	(3,144)	42	—	(3,102)
Other	(359)	66	—	(293)
Income before taxes on income	21,460	1,498	457	23,415
Taxes on income	6,237	325	184	6,746
Net income attributable to Aegion Corporation (3)	14,750	1,173	273	16,196
Diluted earnings per share:				
Net income attributable to Aegion Corporation (3)	$ 0.40	$ 0.03	$ 0.01	$ 0.44

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $1,661 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of ($443) related to the reversal of reserves for potentially uncollectible receivables and other restructuring-related charges; (iii) pre-tax restructuring charges of $172 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $108 related to the write-off of certain other assets.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with potential acquisition activity pursued by the Company during the quarter.

(3) Includes non-controlling interests.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Nine Months Ended September 30, 2016

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	Reversal of Contingency Reserve (3)	As Adjusted (Non-GAAP)
Affected Line Items:					
Cost of revenues	$ 718,196	$ (175)	$ (3,572)	$ —	$ 714,449
Gross profit	181,922	175	3,572	—	185,669
Operating expenses	146,808	(5,343)	—	2,336	143,801
Acquisition-related expenses	2,059	—	(2,059)	—	—
Restructuring charges	8,544	(8,544)	—	—	—
Operating income	24,511	14,062	5,631	(2,336)	41,868
Other income (expense):					
Other	(1,183)	248	—	—	(935)
Income before taxes on income	12,444	14,310	5,631	(2,336)	30,049
Taxes on income	1,413	4,873	1,710	(878)	7,118
Net income	11,031	9,437	3,921	(1,458)	22,931
Net income attributable to Aegion Corporation (4)	11,697	9,437	3,921	(1,458)	23,597
Diluted earnings per share:					
Net income attributable to Aegion Corporation (4)	$ 0.33	$ 0.27	$ 0.11	$ (0.04)	$ 0.67

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $175 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $5,343 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $8,544 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $248 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company's acquisition of Underground Solutions; and (ii) expenses of $2,059 incurred in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the period.

(3) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

(4) Includes non-controlling interests.

AEGION CORPORATION AND SUBSIDIARIES
STATEMENT OF OPERATIONS RECONCILIATION
(Unaudited) (Non-GAAP)
(in thousands, except share and per share information)

For the Nine Months Ended September 30, 2015

	As Reported (GAAP)	Restructuring Charges (1)	Acquisition-Related Expenses (2)	As Adjusted (Non-GAAP)
Affected Line Items:				
Cost of revenues	$ 794,493	$ (2,643)	$ —	$ 791,850
Gross profit	208,364	2,643	—	211,007
Operating expenses	157,964	(4,190)	—	153,774
Acquisition-related expenses	780	—	(780)	—
Restructuring charges	1,034	(1,034)	—	—
Operating income	48,586	7,867	780	57,233
Other income (expense):				
Interest expense	(9,365)	126	—	(9,239)
Other	(2,360)	2,736	—	376
Income before taxes on income	37,090	10,729	780	48,599
Taxes on income	11,647	1,917	313	13,877
Net income attributable to Aegion Corporation (3)	24,793	8,812	467	34,072
Diluted earnings per share:				
Net income attributable to Aegion Corporation (3)	$ 0.67	$ 0.24	$ 0.01	$ 0.92

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $2,643 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,190 related to reserves for potentially uncollectible receivables and other restructuring-related charges; (iii) pre-tax restructuring charges of $1,034 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $2,862 related primarily to the write-off of certain other assets, including the loss on the sale of the Company's CIPP contracting operation in France.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with the Company's acquisition of Schultz Mechanical Contractors and other potential acquisition activity pursued by the Company during the period.

(3) Includes non-controlling interests.

Segment Reporting

Infrastructure Solutions

(in thousands)	Quarter Ended September 30, 2016			Quarter Ended September 30, 2015		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 158,562	$ —	$ 158,562	$ 149,606	$ —	$ 149,606
Cost of revenues	117,996	—	117,996	111,178	(1,661)	109,517
Gross profit	40,566	—	40,566	38,428	1,661	40,089
Gross profit margin	25.6%		25.6%	25.7%		26.8%
Operating expenses	21,646	416	22,062	22,001	443	22,444
Acquisition-related expenses	324	(324)	—	—	—	—
Restructuring charges	23	(23)	—	172	(172)	—
Operating income	18,573	(69)	18,504	16,255	1,390	17,645
Operating margin	11.7%		11.7%	10.9%		11.8%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; and (ii) acquisition expenses incurred primarily in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, reversal of reserves for potentially uncollectible receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges.

Corrosion Protection

(in thousands)	Quarter Ended September 30, 2016			Quarter Ended September 30, 2015		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 95,084	$ —	$ 95,084	$ 121,392	$ —	$ 121,392
Cost of revenues	76,710	(130)	76,580	93,797	—	93,797
Gross profit	18,374	130	18,504	27,595	—	27,595
Gross profit margin	19.3%		19.5%	22.7%		22.7%
Operating expenses	17,842	(28)	17,814	20,252	—	20,252
Acquisition-related expenses	—	—	—	457	(457)	—
Restructuring charges	19	(19)	—	—	—	—
Operating income	513	177	690	6,886	457	7,343
Operating margin	0.5%		0.7%	5.7%		6.0%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with potential acquisition activity pursued by the Company during the quarter.

Energy Services

(in thousands)	Quarter Ended September 30, 2016			Quarter Ended September 30, 2015		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Revenues	$ 54,878	$ —	$ 54,878	$ 85,597	$ —	$ 85,597
Cost of revenues	47,500	—	47,500	74,499	—	74,499
Gross profit	7,378	—	7,378	11,098	—	11,098
Gross profit margin	13.4%		13.4%	13.0%		13.0%
Operating expenses	5,789	1,364	7,153	9,301	—	9,301
Restructuring charges	170	(170)	—	—	—	—
Operating income	1,419	(1,194)	225	1,797	—	1,797
Operating margin	2.6%		0.4%	2.1%		2.1%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Segment Reporting

Infrastructure Solutions

(in thousands)	Nine Months Ended September 30, 2016			Nine Months Ended September 30, 2015		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 434,523	$ —	$ 434,523	$ 421,170	$ —	$ 421,170
Cost of revenues	325,038	(3,558)	321,480	315,096	(2,643)	312,453
Gross profit	109,485	3,558	113,043	106,074	2,643	108,717
Gross profit margin	25.2%		26.0%	25.2%		25.8%
Operating expenses	67,348	6	67,354	69,339	(4,190)	65,149
Acquisition-related expenses	2,059	(2,059)	—	—	—	—
Restructuring charges	2,630	(2,630)	—	1,034	(1,034)	—
Operating income	37,448	8,241	45,689	35,701	7,867	43,568
Operating margin	8.6%		10.5%	8.5%		10.3%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; and (iii) acquisition expenses incurred primarily in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

(2) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with reserves for potentially uncollectible receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges.

Corrosion Protection

(in thousands)	Nine Months Ended September 30, 2016			Nine Months Ended September 30, 2015		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 281,939	$ —	$ 281,939	$ 329,157	$ —	$ 329,157
Cost of revenues	229,263	(189)	229,074	258,846	—	258,846
Gross profit	52,676	189	52,865	70,311	—	70,311
Gross profit margin	18.7 %		18.8 %	21.4%		21.4%
Operating expenses	57,058	(438)	56,620	61,531	—	61,531
Acquisition-related expenses	—	—	—	457	(457)	—
Restructuring charges	3,244	(3,244)	—	—	—	—
Operating income (loss)	(7,626)	3,871	(3,755)	8,323	457	8,780
Operating margin	(2.7)%		(1.3)%	2.5%		2.7%

(1) Includes non-GAAP adjustments related to pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges.

(2) Includes non-GAAP adjustments related to expenses incurred in connection with potential acquisition activity pursued by the Company during the period.

Energy Services

(in thousands)	Nine Months Ended September 30, 2016			Nine Months Ended September 30, 2015		
	As Reported (GAAP)	Adjustments (1)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments (2)	As Adjusted (Non-GAAP)
Revenues	$ 183,656	$ —	$ 183,656	$ 252,530	$ —	$ 252,530
Cost of revenues	163,895	—	163,895	220,551	—	220,551
Gross profit	19,761	—	19,761	31,979	—	31,979
Gross profit margin	10.8 %		10.8 %	12.7%		12.7%
Operating expenses	22,402	(2,575)	19,827	27,094	—	27,094
Acquisition-related expenses	—	—	—	323	(323)	—
Restructuring charges	2,670	(2,670)	—	—	—	—
Operating income (loss)	(5,311)	5,245	(66)	4,562	323	4,885
Operating margin	(2.9)%		— %	1.8%		1.9%

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, early lease termination costs, severance and benefit related costs, and other restructuring charges; and (ii) reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

(2) Includes non-GAAP adjustments related to expenses incurred in conjunction with the Company's acquisition of Schultz Mechanical Contractors.

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share amounts)

	September 30, 2016	December 31, 2015
Assets		
Current assets		
Cash and cash equivalents	$ 113,264	$ 209,253
Restricted cash	5,357	5,796
Receivables, net of allowances of $7,235 and $14,524, respectively	191,960	200,883
Retainage	34,661	37,285
Costs and estimated earnings in excess of billings	85,306	89,141
Inventories	62,805	47,779
Prepaid expenses and other current assets	68,787	66,999
Assets held for sale	—	21,060
Total current assets	562,140	678,196
Property, plant & equipment, less accumulated depreciation	158,276	144,833
Other assets		
Goodwill	300,679	249,120
Identified intangible assets, less accumulated amortization	199,352	174,118
Deferred income tax assets	3,411	2,130
Other assets	6,276	5,616
Total other assets	509,718	430,984
Total Assets	$ 1,230,134	$ 1,254,013
Liabilities and Equity		
Current liabilities		
Accounts payable	$ 69,183	$ 72,732
Accrued expenses	94,419	112,951
Billings in excess of costs and estimated earnings	90,873	87,475
Current maturities of long-term debt and line of credit	17,644	17,648
Liabilities held for sale	—	6,961
Total current liabilities	272,119	297,767
Long-term debt, less current maturities	357,142	333,480
Deferred income tax liabilities	20,665	19,386
Other non-current liabilities	12,411	8,824
Total liabilities	662,337	659,457
Equity		
Preferred stock, undesignated, $.10 par – shares authorized 2,000,000; none outstanding	—	—
Common stock, $.01 par – shares authorized 125,000,000; shares issued and outstanding 34,139,540 and 36,053,499, respectively	341	361
Additional paid-in capital	171,053	199,951
Retained earnings	437,271	425,574
Accumulated other comprehensive loss	(48,252)	(47,861)
Total stockholders' equity	560,413	578,025
Non-controlling interests	7,384	16,531
Total equity	567,797	594,556
Total Liabilities and Equity	$ 1,230,134	$ 1,254,013

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	For the Nine Months Ended September 30,	
	2016	**2015**
Cash flows from operating activities:		
Net income	$ 11,031	$ 25,443
Adjustments to reconcile to net cash provided by operating activities:		
Depreciation and amortization	34,406	32,046
Gain on sale of fixed assets	(1,960)	(1,023)
Equity-based compensation expense	7,689	6,847
Deferred income taxes	(613)	1,799
Non-cash restructuring charges	300	2,127
Loss on sale of businesses	—	2,864
Loss on foreign currency transactions	1,351	284
Other	440	(860)
Changes in operating assets and liabilities (net of acquisitions):		
Restricted cash related to operating activities	1,704	(2,215)
Receivables net, retainage and costs and estimated earnings in excess of billings	26,402	(24,738)
Inventories	(510)	3,514
Prepaid expenses and other assets	(3,094)	(17,374)
Accounts payable and accrued expenses	(41,698)	7,023
Billings in excess of costs and estimated earnings	212	31,979
Other operating	1,038	810
Net cash provided by operating activities	36,698	68,526
Cash flows from investing activities:		
Capital expenditures	(31,485)	(21,337)
Proceeds from sale of fixed assets	3,083	1,706
Patent expenditures	(1,034)	(1,643)
Restricted cash related to investing activities	(1,086)	—
Purchase of Underground Solutions, Inc., net of cash acquired	(84,740)	—
Purchase of Fyfe Europe S.A. and related companies	(2,800)	—
Purchase of CIPP business of Leif M. Jensen A/S	(3,235)	—
Purchase of Concrete Solutions Limited and Building Chemical Supplies Limited	(5,532)	—
Purchase of Schultz Mechanical Contractors, Inc.	—	(6,878)
Sale of interest in Bayou Perma-Pipe Canada, Ltd., net of cash disposed	6,599	—
Payment to Fyfe Asia sellers for final net working capital	—	(1,098)
Net cash used in investing activities	(120,230)	(29,250)

AEGION CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	For the Nine Months Ended September 30,	
	2016	**2015**
Cash flows from financing activities:		
Proceeds from issuance of common stock upon stock option exercises, including tax effects	37	1,299
Repurchase of common stock	(36,597)	(21,941)
Distributions to non-controlling interests	(1,276)	(472)
Payment of contingent consideration	(500)	(684)
Proceeds from notes payable	—	1,505
Principal payments on notes payable	—	(1,875)
Proceeds from line of credit	42,000	26,000
Payments on line of credit	(6,000)	—
Principal payments on long-term debt	(13,125)	(46,122)
Net cash used in financing activities	(15,461)	(42,290)
Effect of exchange rate changes on cash	561	(4,367)
Net decrease in cash and cash equivalents for the period	(98,432)	(7,381)
Cash and cash equivalents, beginning of year	211,696	174,965
Cash and cash equivalents, end of period	$ 113,264	$ 167,584